Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of SunSi Energies Inc. for the year ended December 31, 2011 (“Report”), we certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of SunSi Energies Inc.

Date:      April 16, 2012

/s/David Natan	/s/ Jason Williams
David Natan	Jason Williams
Chief Executive Officer	Chief Financial Officer